MIGENIX INC.

-and-

PACIFIC CORPORATE TRUST COMPANY

WARRANT INDENTURE Providing for the Issue of up to 9,631,250 Common Share Purchase Warrants

December 6, 2006

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION

2

1.1

Definitions

2

1.2

Construction

5

1.3

Governing Law

6

1.4

Schedules

6

1.5

Determining the Number of Outstanding Warrants

6

ARTICLE 2 ISSUE OF WARRANTS

7

2.1

Issue and Term of Warrants

7

2.2

Form of Warrant Certificates

7

2.3

Signing of Warrant Certificates

8

2.4

Certification by the Warrant Agent

8

2.5

Warrantholder Not a Shareholder, etc.

9

2.6

Issue in Substitution for Lost Warrant Certificates

9

2.7

Warrants to Rank Pari Passu

9

2.8

Registration and Transfer of Warrants

10

2.9

Registers Open for Inspection

11

2.10

Exchange of Warrant Certificates

11

2.11

Ownership of Warrants

12

2.12

Adjustment of Exchange Basis

12

2.13

Rules Regarding Calculation of Adjustment of Exchange Basis

16

2.14

Postponement of Subscription

18

2.15

Notice of Adjustment

18

2.16

No Action after Notice

19

2.17

Optional Purchases by the Company

19

2.18

Protection of Warrant Agent

19

ARTICLE 3 EXERCISE OF WARRANTS

20

3.1

Method of Exercise of Warrants

20

3.2

Disbursement of Monies

22

3.3

Effect of Exercise of Warrants

22

3.4

Cancellation of Warrant Certificates

23

3.5

Subscription For Less Than Entitlement

23

3.6

Expiration of Warrants

23

3.7

No Fractional Shares

23

ARTICLE 4 RIGHTS AND COVENANTS

23

4.1

General Covenants

23

4.2

Warrant Agent’s Remuneration and Expenses

24

4.3

Performance of Covenants by Warrant Agent

25

ARTICLE 5 ENFORCEMENT

25

5.1

Suits by Warrantholders

25

5.2

Immunity of Shareholders, etc.

25

ii

5.3

Limitation of Liability

25

ARTICLE 6 MEETINGS OF WARRANTHOLDERS

26

6.1

Right to Convene Meetings

26

6.2

Notice

26

6.3

Chairman

26

6.4

Quorum

26

6.5

Power to Adjourn

27

6.6

Show of Hands

27

6.7

Poll and Voting

27

6.8

Regulations

27

6.9

Company, Warrant Agent and Counsel may be Represented

28

6.10

Powers Exercisable by Extraordinary Resolution

28

6.11

Meaning of Extraordinary Resolution

29

6.12

Powers Cumulative

30

6.13

Minutes

30

6.14

Instruments in Writing

31

6.15

Binding Effect of Resolutions

31

6.16

Holdings by the Company or Subsidiaries of the Company Disregarded

31

ARTICLE 7 SUPPLEMENTAL INDENTURES

31

7.1

Supplemental Indentures

31

7.2

Successor Companies

32

ARTICLE 8 CONCERNING THE WARRANT AGENT

33

8.1

Warrant Indenture Legislation

33

8.2

Rights and Duties of Warrant Agent

33

8.3

Evidence, Experts and Advisers

34

8.4

Documents, Monies, etc. Held by Warrant Agent

35

8.5

Actions by Warrant Agent to Protect Interests

35

8.6

Warrant Agent Not Required to Give Security

36

8.7

Protection of Warrant Agent

36

8.8

Replacement of Warrant Agent; Successor by Merger

37

8.9

Conflict of Interest

38

8.10

Acceptance of Appointment as Warrant Agent

38

8.11

Warrant Agent Not to be Appointed Receiver

39

8.12

Authorization to Carry on Business

39

8.13

Warrant Agent Not Responsible for Ensuring Compliance

39

8.14

Compliance with Money Laundering Legislation

39

8.15

Third Party Interests

39

ARTICLE 9 FORM OF WARRANTS

39

9.1

Form of Warrant Certificate

39

9.2

Subscription Form and Transfer Form for Warrant Certificate

40

ARTICLE 10 GENERAL

40

iii

10.1

Notice to the Company and the Warrant Agent

40

10.2

Notice to the Warrantholders

41

10.3

Mail Service Interruption

41

10.4

Time of the Essence

41

10.5

Counterparts and Formal Date

41

10.6

Satisfaction and Discharge of Indenture

42

10.7

Provisions of Indenture and Warrants for the Sole Benefit of

Parties and Warrantholders

42

10.8

Inspection of Warrant Indenture

42

10.9

Privacy Provision

42

Schedule “A” – Warrant Certificate

A-1

Schedule “B” – Subscription Form

B-1

Schedule “C” – Transfer Form

C-1

Schedule “D” – Form of Declaration for Removal of Legend

D-1

WARRANT INDENTURE

THIS WARRANT INDENTURE made as of the 6th day of December, 2006.

BETWEEN:

MIGENIX INC., a company incorporated under the British Columbia Business Corporations Act, having an office at the British Columbia Research Building, 3650 Wesbrook Mall, Vancouver, B.C., V6S 2L2

(hereinafter called the “Company”),

AND:

PACIFIC CORPORATE TRUST COMPANY, a trust company incorporated under the laws of British Columbia and authorized to carry on business in British Columbia, having an office at 510 Burrard Street, 2nd Floor, Vancouver, B.C., V6C 3B9

(hereinafter called the “Warrant Agent”),

WITNESSES THAT WHEREAS:

A.

The Company proposes to issue up to 9,631,250 Warrants (as defined below), exercisable by the holders thereof on the terms hereinafter set forth for the acquisition of Common Shares (as defined below) in the capital of the Company;

B.

Each whole Warrant (as defined below) will entitle the holder thereof to purchase, subject to adjustment in certain circumstances set out herein, one Common Share at a price of $0.80 per share at any time on or before 4:00 p.m. (Vancouver Time) on December 6, 2011 , all upon the terms and conditions herein set forth;

C.

For such purpose the Company deems it necessary to create and issue the Warrants to be constituted and issued in the manner hereinafter set forth;

D.

The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

E.

All things necessary have been done and performed to make the Warrants, when certified by the Warrant Agent and issued as in this Indenture provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture;

F.

The recitals A, B, C, D and E above are made as representations by the Company and not the Warrant Agent; and

G.

The Warrant Agent has agreed to act as Warrant Agent on behalf of the holders of the Warrants, on the terms and conditions set forth herein;

NOW THEREFORE for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:

INTERPRETATION

1.1

Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words have the respective meanings indicated opposite them as follows:

“Applicable Legislation” has the meaning ascribed thereto in subsection 8.1(a);

“Business Day” means a day which is not a Saturday, Sunday, or civic or statutory holiday in any of the cities where Warrant Certificates may be surrendered to the Warrant Agent pursuant to the provisions hereof;

“Capital Reorganization” has the meaning ascribed thereto in subsection 2.12(d);

“Common Share Reorganization” has the meaning ascribed thereto in subsection 2.12(a);

“Common Shares” means the common shares in the capital of the Company;

“Company” means MIGENIX Inc., a company incorporated under the laws of British Columbia and its lawful successors from time to time;

“Company’s auditors” means the chartered or certified public accountant or firm of chartered or certified public accountants duly appointed as auditor or auditors of the Company from time to time;

“counsel” means a barrister or solicitor (who may be an employee of the Company) or a firm of barristers or solicitors (who may be counsel for the Company) acceptable to the Warrant Agent, acting reasonably;

“Current Market Price” in respect of a Common Share at any date means:

(a)

the weighted average price per share for the 5 consecutive Trading Days commencing on the Trading Day three days prior to such date

(i)

on the TSX;

(ii)

if the Common Shares are not then listed on the TSX, then on such other stock exchange on which the Common Shares are then listed as may be selected by the directors of the Company; or

(iii)

if the Common Shares are not then listed on a stock exchange, on the over-the-counter market; or

(b)

if there is no market for the Common Shares during all or part of such period during which the Current Market Price thereof would otherwise be determined, the Current Market Price in respect of a Common Share will in respect of all or such part of the period be determined by a nationally recognized accounting firm (other than the Company’s auditors) chosen by the Company;

“director” means a director of the Company for the time being, and unless otherwise specified herein, reference to action “by the directors” means action by the directors of the Company as a board or, whenever duly empowered, action by a committee of such board;

“Exchange Basis” means, as at any time, the number of Subject Securities which a Warrantholder is entitled to receive upon the exercise of the rights attached to the Warrants pursuant to the provisions of this Indenture and which, as at the date hereof, is equal to one Subject Security per Warrant;

“Exercise Date” with respect to any Warrant means the date on which such Warrant is surrendered for exercise in accordance with the provisions of Article 3;

“Extraordinary Resolution” has the meaning ascribed thereto in subsection 6.11(a);

“Principal Securities Exchange” means any United States or Canadian national stock exchange or automated inter-dealer quotation system upon which the Common Shares are listed or quoted. As of the date hereof, the Principal Securities Exchange for the Common Shares is the TSX;

“Regulation S” means Regulation S adopted by the United States Securities and Exchange Commission under the 1933 Act;

“Rights Offering” has the meaning ascribed thereto in subsection 2.12(b);

“Rights Period” has the meaning ascribed thereto in subsection 2.12(b);

“Shareholder” means a holder of record of one or more Common Shares;

“Special Distribution” has the meaning ascribed thereto in subsection 2.12(c);

“Subject Securities” means, at any time, the securities and other property which a Warrantholder is entitled to receive upon the exercise of the rights attached to the Warrants pursuant to the provisions of this Indenture and which, as at the date hereof, are Common Shares;

“Subscription Form” means the subscription form substantially in the form attached hereto as Schedule “B”;

“Successor Corporation” has the meaning ascribed thereto in section 7.2;

“Time of Expiry” means 4:00 p.m. (Vancouver) on December 6, 2011;

“Trading Day” means any day on which the TSX (or, if the Common Shares are not then listed on the TSX, such other exchange on which the Common Shares are listed and which forms the primary trading market for the Common Shares) is open for trading;

“Transfer Agent” means the transfer agent or agents for the time being of the Common Shares;

“Transfer Form” means the transfer form substantially in the form attached hereto as Schedule “C”;

“TSX” means the Toronto Stock Exchange;

“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

“U.S. Person” means a U.S. person as that term is defined in Regulation S under the 1933 Act;

“Warrant Agent” means Pacific Corporate Trust Company, a trust company incorporated under the laws of British Columbia, or its lawful successors for the time being in the rights and obligations hereby created;

“Warrant Certificate” means a certificate substantially in the form attached hereto as Schedule “A”, evidencing the Warrants issued and certified hereunder and for the time being outstanding;

“Warrant Exercise Price” means $0.80 for each Subject Security, subject to adjustment in accordance with the provisions of this Indenture;

“Warrantholder” or “holder” means a person whose name is entered for the time being in the register maintained pursuant to section 2.8 and, for greater certainty, in respect of any action to be taken by a holder in respect of his Warrants, means the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by instrument in writing in form, substance and execution satisfactory to the Trustee with signatures guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program;

“Warrantholders’ Request” means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate at least 25% of the aggregate number of the Subject Securities which could be acquired upon the exercise of all Warrants then outstanding, which requests the Warrant Agent to take some action or proceeding specified therein;

“Warrants” means up to 9,631,250 common share purchase warrants issued pursuant to the terms of this Indenture entitling the holders thereof to purchase Common Shares on the basis of one Common Share for each whole Warrant and the payment of the Warrant Exercise Price; provided that in each case the number and/or class of shares or securities receivable on the exercise of the Warrants and/or the Warrant Exercise Price may be subject to increase or decrease or change in accordance with the terms and provisions hereof; and

“1933 Act” means the United States Securities Act of 1933, as amended.

1.2

Construction

In this Indenture, unless otherwise expressly stated or the context or the subject matter otherwise requires:

(a)

the division of this Indenture into Articles, sections, subsections and clauses, the provisions of a table of contents and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Indenture;

(b)

the words “this Indenture”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Indenture as a whole and not to any particular Article, section, subsection, clause or other part hereof and references to an “Article”, “section”, “subsection”, “clause” or “Schedule” followed by a number and/or letter refers to the specified Article, section, subsection or clause of, or Schedule to, this Indenture;

(c)

words importing the singular include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, general and limited partnerships, trusts, unincorporated associations or organizations and other legal entities;

(d)

references to “include”, “includes”, “including” or “in particular” will be deemed to be followed by the words “without limitation”;

(e)

the word “or” is not exclusive;

(f)

“written order of the Company”, “written request of the Company”, “written consent of the Company”, “certificate of the Company” and any other document required to be signed by the Company means, respectively, a written order, request, consent, certificate or other document signed in the name of the Company by any two of the Chairman, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice-President, the Corporate Secretary or any director of the Company and may consist of one or more instruments so executed;

(g)

if any date on which any action is required or permitted to be taken under this Indenture is not a Business Day, such action will be required or permitted to be taken on the next succeeding Business Day;

(h)

unless otherwise specified all references in this Indenture to sums of money are expressed and will be payable in lawful money of Canada;

(i)

all accounting terms used in this Indenture have the meanings attributable to them under Canadian generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants or any successor institute and all determinations of an accounting nature required to be made will be made in a manner consistent with such Canadian generally accepted accounting principles; and

(j)

where a word, term or phrase is defined in this Indenture, its derivatives or other grammatical forms have a corresponding meaning.

1.3

Governing Law

This Indenture is governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable in British Columbia and will be treated in all respects as a British Columbia contract.

1.4

Schedules

The following schedules are attached to this Indenture and will be deemed to be incorporated in and form a part hereof:

Schedule	Title
Schedule “A”	Warrant Certificate
Schedule “B” Schedule “C”	Subscription Form Transfer Form
Schedule “D”	Form of Declaration for Removal of Legend

1.5

Determining the Number of Outstanding Warrants

Every Warrant represented by a Warrant Certificate certified and delivered by the Warrant Agent hereunder will be deemed to be outstanding until it is cancelled or delivered to the Warrant Agent for cancellation or until the Time of Expiry; provided that where a new Warrant Certificate has been issued pursuant to section 2.6 hereof to replace one which is lost, mutilated, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates will be counted for the purpose of determining the aggregate number of Warrants outstanding.

ARTICLE 2
ISSUE OF WARRANTS

2.1

Issue and Term of Warrants

(a)

A total of up to 9,631,250 Warrants entitling Warrantholders to acquire up to 9,631,250 Common Shares (subject to adjustment pursuant to sections 2.12 and 2.13) are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth and will be executed by the Company and certified by or on behalf of the Warrant Agent upon the written order of the Company and delivered by the Company in accordance with sections 2.3 and 2.4.

(b)

Each Warrant authorized to be issued hereunder will entitle the holder thereof to acquire, upon due exercise and upon payment of the Warrant Exercise Price, one Common Share, subject to adjustment pursuant to sections 2.12 and 2.13, as the case may be, at any time after the date of issuance of such Warrants and prior to the Time of Expiry, in accordance with the provisions of this Indenture.

(c)

Fractional Warrants will not be issued or otherwise provided for.  If any fraction of a Warrant would otherwise be issuable, the number of Warrants so issued will be rounded down to the nearest whole Warrant.

2.2

Form of Warrant Certificates

(a)

The Warrant Certificates for the Warrants will be substantially in the form attached hereto as Schedule “A” with, subject to the provisions of this Indenture, such additions, variations and changes as may from time to time be agreed upon by the Warrant Agent and the Company, and will be dated as of the date hereof (regardless of their actual dates of issue), and will have such distinguishing letters and numbers as the Company may, with the approval of the Warrant Agent, prescribe. All Warrants will, save as to denominations, be of like tenor and effect. The Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Company may determine. No change in the form of the Warrant Certificate will be required by reason of any adjustment made pursuant to this Article 2 in the number and/or class of securities or type of securities which may be acquired pursuant to the Warrants.

(b)

The Warrant Agent will maintain a list of all registered holders of Warrant Certificates.

(c)

Each Warrant Certificate originally issued to a U.S Person or a person in the United States or for the account or benefit of a U.S. Person or a person in the United States, as well as all certificates issued in exchange or in substitution of the foregoing securities, will bear a legend to the following effect:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO MIGENIX INC. (“THE COMPANY”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN ACCORDANCE WITH (I) RULE 144A, IF AVAILABLE, OR (II) RULE 144, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF THE

EXEMPTION, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

2.3

Signing of Warrant Certificates

The Warrant Certificates will be signed by any one of the Chairman, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice-President, the Corporate Secretary or any director of the Company, and may, but need not, be under the corporate seal of the Company or a reproduction thereof. The signature of such officer or director may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures will be binding upon the Company as if they had been manually signed by such officer or director.  Notwithstanding that a person whose manual or facsimile signature appears on any Warrant Certificate as such officer or director may no longer hold office at the date of issue of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid will, subject to section 2.4, be valid and binding upon the Company, and the registered holder thereof will be entitled to the benefits of this Indenture.

2.4

Certification by the Warrant Agent

(a)

No Warrant Certificate will be issued or, if issued, will be valid for any purpose or entitle the holder to the benefits hereof or thereof until it has been certified by manual signature by or on behalf of the Warrant Agent in the form of the certificate attached hereto as Schedule “A” and such certification by the Warrant Agent upon any Warrant Certificate will be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

(b)

The certification of the Warrant Agent on the Warrant Certificates issued hereunder will not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or the Warrants (except the due certification thereof) and the Warrant Agent will in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

2.5

Warrantholder Not a Shareholder, etc.

The holding of a Warrant will not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder, nor entitle the holder to any right or interest in respect thereof including, but not limited to, the right to vote at, to receive notice of or to attend meetings of Shareholders or any other proceedings of the Company, or the right to receive dividends and other distributions, except as expressly provided herein.

2.6

Issue in Substitution for Lost Warrant Certificates

(a)

In case any of the Warrant Certificates become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, and subsection 2.6(b), will issue and thereupon the Warrant Agent will certify and deliver a new Warrant Certificate of like date and tenor, and bearing the same legend, if any, as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate will be in a form approved by the Warrant Agent and will be entitled to the benefits hereof and will rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder. Such new Warrant Certificate shall bear the same legends, as set forth in Schedule “A”, which the surrendered Warrant Certificate bears

(b)

The applicant for the issue of a new Warrant Certificate pursuant to this section 2.6 will bear the cost of the issue thereof and in the case of mutilation will, as a condition precedent to the issue thereof, deliver to the Warrant Agent the mutilated Warrant Certificate, and in the case of loss, destruction or theft will, as a condition precedent to the issue thereof, furnish to the Company and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company and to the Warrant Agent in their sole discretion, and such applicant may also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Company and the Warrant Agent in their sole discretion and will pay the reasonable charges of the Company and the Warrant Agent in connection therewith.

2.7

Warrants to Rank Pari Passu

All Warrants will rank pari passu, whatever may be the actual date of issue of same.

2.8

Registration and Transfer of Warrants

(a)

The Company will cause to be kept by the Warrant Agent at its office in the city of Vancouver, British Columbia:

(i)

a register of holders in which will be entered in alphabetical order the names and addresses of the holders of the Warrants and particulars of the Warrants held by them; and

(ii)

a register of transfers of Warrants in which will be entered the date and other particulars of each transfer of Warrants.

(b)

No transfer of a Warrant will be valid unless made by:

(i)

the Warrantholder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent with signatures guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program; or

(ii)

 the liquidator of, or a trustee in bankruptcy for, a Warrantholder,

and upon compliance with such reasonable requirements as the Warrant Agent and the Company may prescribe (including, without limitation, the requirement to provide evidence of satisfactory compliance with applicable securities laws) and unless recorded on the register of transfers maintained by the Warrant Agent pursuant to subsection 2.8(a), nor until all taxes or governmental or other charges arising by reason of such transfer have been paid.

(c)

The Warrant Agent will process all proffered transfers and exercises that comply with the requirements of this Indenture in good faith upon the presumption that such transfer or exercise is permissible pursuant to all applicable legislation and the terms of this Indenture. The transferor and transferee are solely responsible for ensuring compliance with any applicable securities laws, and the Warrant Agent will have no obligations to ensure compliance with any laws applicable to the issue, transfer or exercise of the Warrants.

(d)

The transferee of a Warrant will:

(i)

after the Warrant Certificate representing the Warrants being transferred is surrendered to the Warrant Agent;

(ii)

after a duly completed and signed Transfer Form in respect of the Warrants being transferred for each transferee is lodged with the Warrant Agent; and

(iii)

upon compliance with all other conditions in that regard required by this Indenture or by law,

be entitled to have his name entered on the register of Warrantholders as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Warrant, save in respect of equities of which the Company or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

(e)

If a Warrant Certificate tendered for transfer bears the legend set forth in subsection 2.2(c), the Warrant Agent shall not register such transfer unless, in addition to the other requirements set forth herein, (A) the transfer is made to the Company or (B) a declaration to the effect set forth in Schedule “D” to this Warrant Indenture, or in such other form as the Company may from time to time prescribe, is delivered by the holder to the Warrant Agent, or (C) an opinion of counsel or other evidence has been delivered to the Warrant Agent to the effect that such transfer is exempt from the registration requirements of the 1933 Act and applicable state securities laws, and the Company has confirmed to the Warrant Agent in writing that such opinion or other evidence is satisfactory to the Company.  Upon a transfer made in accordance with subparagraph (B) above, unless the Company has previously informed the Warrant Agent that the Company has ceased to be a “foreign issuer” as defined in Regulation S under the 1933 Act, the Warrant Certificate issued to the transferee shall not bear the legend set forth in subsection 2.2(c).

2.9

Registers Open for Inspection

The registers referred to in subsection 2.8(a) will be open at all reasonable times during business hours on a Business Day for inspection by the Company, the Warrant Agent or any Warrantholder. The Warrant Agent will, from time to time when requested to do so by the Company, furnish the Company with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Warrant Agent and showing the number of Subject Securities which might then be acquired upon the exercise of the Warrants held by each such holder.

2.10

Exchange of Warrant Certificates

(a)

Warrant Certificates may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate the same number of Warrants. The Company will sign and the Warrant Agent will certify, in accordance with sections 2.3 and 2.4, all Warrant Certificates necessary to carry out the exchanges contemplated herein. Warrant Certificates exchanged for Warrant Certificates that bear the legend set forth in subsection 2.2(c) shall bear the same legend.

(b)

Warrant Certificates may be exchanged only at the offices of the Warrant Agent in the city of Vancouver, British Columbia or at any other place that is designated by the Company with the approval of the Warrant Agent.  Any Warrant Certificates tendered for exchange will be surrendered to the Warrant Agent and cancelled.

(c)

The Warrant Agent may charge a reasonable sum for each new Warrant Certificate issued upon exchange. The party requesting the exchange, as a condition precedent thereto, will pay such charges and will pay or reimburse the Warrant Agent or the Company for all eligible transfer taxes or governmental or other similar transfer charges required to be paid in connection therewith.

2.11

Ownership of Warrants

The Company and the Warrant Agent will be entitled to treat the Warrantholder of any Warrant Certificate as the absolute owner of the Warrant represented thereby for all purposes, and neither the Company nor the Warrant Agent will be charged with notice of or be bound to see to the execution of any trust whether express, implied or constructive, in respect of any

Warrants except where the Company or the Warrant Agent is required to take notice by applicable law or by order of a court of competent jurisdiction.

2.12

Adjustment of Exchange Basis

The Warrant Exercise Price and the Exchange Basis will be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)

If and whenever at any time after the date hereof and prior to the Time of Expiry the Company will:

(i)

issue Common Shares, or securities exchangeable for or convertible into Common Shares, to all or substantially all the holders of the Common Shares as a stock dividend or other distribution (other than pursuant to the exercise of directors’, officers’, employees’ or service providers’ stock options granted under the Company’s stock option plan);

(ii)

subdivide, redivide or change its then outstanding Common Shares into a greater number of shares; or

(iii)

reduce, combine or consolidate its then outstanding Common Shares into a lesser number of shares,

(any of such events in these clauses (i), (ii) or (iii) being called a “Common Share Reorganization”), then the Exchange Basis will be adjusted effective immediately after the effective date of, or the record date at which the holders of Common Shares are determined for the purpose of, the Common Share Reorganization by multiplying the Exchange Basis in effect immediately prior to such effective date or record date by a fraction:

(A)

the numerator of which will be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such effective date or record date, assuming in any case where such securities are not then convertible or exchangeable but subsequently become so, that they were convertible or exchangeable on the effective date or record date on the basis upon which they first become convertible or exchangeable); and

(B)

the denominator of which will be the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization,

The resulting product, adjusted to the nearest 1/10,000th, will thereafter be the Exchange Basis until further adjusted as provided in this Article 2.

(b)

If and whenever at any time after the date hereof and prior to the Time of Expiry, the Company will issue to all or substantially all the holders of Common Shares rights, options or warrants under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (the “Rights Period”), to subscribe for or purchase Common Shares, or securities exchangeable for or convertible into Common Shares, at a price per share to the holder (or at an exchange or conversion price per share to the holder in the case of securities exchangeable for or convertible into Common shares) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a “Rights Offering”), then the Exchange Basis will be adjusted effective immediately after the record date for the Rights Offering by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

(i)

the numerator of which will be the number of Common Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, warrants or options under the Rights Offering and assuming the exchange or conversion into Common Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants or options, if any), and

(ii)

the denominator of which will be the aggregate of:

(A)

the number of Common Shares outstanding as of the record date for the Rights Offering; and

(B)

a number determined by dividing

(1)

the amount equal to the aggregate consideration payable by such holders upon the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the exchangeable or convertible securities issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion into Common Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants and options);

by

(2)

the Current Market Price of the Common Shares as of the record date for the Rights Offering.

The resulting product, adjusted to the nearest 1/10,000th, will thereafter be the Exchange Basis until further adjusted in accordance with this Article 2. If, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Exchange Basis will be readjusted effective immediately after such date of expiry to the Exchange Basis which would have been in effect on such date of expiry as if the only rights, options or warrants that had been issued in the Rights Offering were those that had been exercised. If at the date of expiry of the rights of exchange or conversion of any securities issued pursuant to the Rights Offering, less than all of such securities have been exchanged or converted into Common Shares, then the Exchange Basis will be readjusted effective immediately after such date of expiry to the Exchange Basis which would have been in effect on such date of expiry as if the only exchangeable or convertible securities that had been issued in the Rights Offering were those that were exchanged for or converted into Common Shares.

(c)

If and whenever at any time after the date hereof and prior to the Time of Expiry the Company will fix a record date for the issue or distribution to all or substantially all the holders of the Common Shares of:

(i)

shares of the Company of any class other than Common Shares;

(ii)

rights, options or warrants (other than rights, options or warrants issued pursuant to a Rights Offering) to acquire Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)

evidences of indebtedness; or

(iv)

any cash, property or other assets;

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exchange Basis will be adjusted effective immediately after the record date for the Special Distribution by multiplying the Exchange Basis in effect on such record date by a fraction:

(v)

the numerator of which will be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date, and

(vi)

the denominator of which will be:

(A)

the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

(B)

the fair market value, as determined by action by the directors of the Company, acting reasonably and in good faith (whose determination will be conclusive), subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof), to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution, provided that no such adjustment will be made if the result of such adjustment would be to decrease the Exchange Basis in effect immediately before such record date. The resulting product, adjusted to the nearest 1/10,000th, will thereafter be the Exchange Basis until further adjusted as provided in this Article 2.

(d)

If and whenever at any time after the date hereof and prior to the Time of Expiry there will be a reclassification of Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, plan of arrangement or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation, plan of arrangement or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer (other than to a wholly-owned subsidiary of the Company) of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), any Warrantholder who thereafter will exercise his right to receive Common Shares pursuant to Warrant(s) will be entitled to receive, and will accept in lieu of the number of Subject Securities to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Subject Securities to which such holder was theretofore entitled upon exercise. If determined appropriate by the Warrant Agent, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 2 with respect to the rights and interests thereafter of Warrantholders to the end that the provisions set forth in this Article 2 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment will be made by and set forth in an indenture supplemental hereto approved by the directors and by the Warrant Agent and entered into pursuant to the provisions of this Indenture and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)

Any adjustment of the Exchange Basis pursuant to subsections 2.12(a), (b), (c) and (d) above, including any readjustment, will include a corresponding adjustment to the Warrant Exercise Price which will be calculated by multiplying the Warrant Exercise Price by a fraction: (i) the numerator of which will be the Exchange Basis prior to the adjustment, and (ii) the denominator of which will be the Exchange Basis after the adjustment.

(f)

Forthwith upon the occurrence of any of the events referred to in the preceding subsections 2.12(a), (b), (c) and (d) above, the Company will:

(i)

file with the Warrant Agent a certificate of the Company specifying the required adjustment; and

(ii)

give notice to the Warrantholders of the required adjustment in the manner provided in section 10.2.

2.13

Rules Regarding Calculation of Adjustment of Exchange Basis

For the purposes of section 2.12:

(a)

The adjustments provided for in section 2.12 will be cumulative and such adjustments will be made successively whenever an event referred to therein will occur, subject to the following subsections of this section 2.13.

(b)

If the purchase price provided for in any Rights Offering (the “Rights Offering Price”) is decreased, the Exchange Basis will forthwith be changed so as to increase the Exchange Basis to such Exchange Basis as would have been obtained had the adjustment to the Exchange Basis made pursuant to subsection 2.12(b) upon the issuance of such Rights Offering been made upon the basis of the Rights Offering Price as so decreased, provided that the provisions of this subsection shall not apply to any decrease in the Rights Offering Price resulting from provisions in any such Rights Offering designed to prevent dilution if the event giving rise to such decrease in the Rights Offering Price itself requires an adjustment to the Exchange Basis pursuant to the provisions of section 2.12.

(c)

No adjustment in the Exchange Basis will be required unless such adjustment would result in a change to the then prevailing Warrant Exercise Price of at least 1% or of at least one-one hundredth of a Common Share based on the prevailing Exchange Basis provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

(d)

No adjustment in the Exchange Basis will be made in respect of any event described in section 2.12, other than the events referred to in clauses (ii) and (iii) of subsection (a) thereof, if Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event, such participation being subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof).

(e)

No adjustment in the Exchange Basis will be made pursuant to section 2.12 in respect of the issue from time to time of Common Shares purchasable on exercise of the Warrants.

(f)

If a dispute at any time arises with respect to adjustments provided for in section 2.12, such dispute will be conclusively determined by the Company’s auditors or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any further determination, absent manifest error, will be binding upon the Company, the Warrant Agent and the Warrantholders, subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof).

(g)

If the Company will set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and will, thereafter and before the distribution to such shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the Exchange Basis will be required by reason of the setting of such record date.

(h)

In the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Company will be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected.

(i)

As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exchange Basis, the Company will take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof.

(j)

In case the Company, after the date hereof, will take any action affecting any Common Shares, other than action described in section 2.12, which in the opinion of the directors acting reasonably and in good faith would materially affect the rights of Warrantholders, the Exchange Basis will be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion acting reasonably and in good faith, may determine to be equitable in the circumstances, subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof). Failure of the taking of action by the directors so as to provide for an adjustment in the Exchange Basis prior to the effective date of any action by the Company affecting the Common Shares will be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(k)

The Warrant Agent will be entitled to rely on any adjustment calculations prepared by the Company or its auditors.

2.14

Postponement of Subscription

In any case where the application of section 2.12 results in an increase in the number of Subject Securities which are issuable upon the exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Company may postpone the issuance to the holder of the Warrant of the Subject Securities to which he is entitled by reason of such adjustment but such Subject Securities will be so issued and delivered to that holder upon completion of that event, with the number of such Subject Securities calculated on the basis of the number of Subject Securities on the date that the Warrant was exercised adjusted for completion of that event and the Company will deliver to the person or persons in whose name or names the Subject Securities are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Subject Securities and the right to receive any dividends or other distributions which, but for the provisions of this section 2.14, such person or persons would have been entitled to receive in respect of such Subject Securities from and after the date that the Warrant was exercised in respect thereof.

2.15

Notice of Adjustment

(a)

At least 7 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment pursuant to section 2.12, the Company will:

(i)

file with the Warrant Agent a certificate of the Company specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

(ii)

give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

(b)

In case any adjustment for which a notice in subsection (a) of this section 2.15 has been given is not then determinable, the Company will promptly after such adjustment is determinable:

(i)

file with the Warrant Agent a computation of such adjustment; and

(ii)

give notice to the Warrantholders of the adjustment.

(c)

Subject to paragraph 2.13(f), the Warrant Agent will rely upon certificates and other documents filed by the Company pursuant to this section for all purposes of the adjustment.

2.16

No Action after Notice

The Company covenants with the Warrant Agent that it will not take any other corporate action which might deprive the holder of a Warrant of the opportunity of exercising the rights of acquisition pursuant thereto during the period of 7 days after the giving of the notice set forth in clause (ii) of subsection 2.15(a).

2.17

Optional Purchases by the Company

Subject to applicable law, the Company may, at any time and from time to time, purchase on any stock exchange, in the open market, by invitation for tender, by private contract or otherwise any of the Warrants, on such terms as the Company may determine. All Warrants purchased pursuant to the provisions of this section 2.17 will be forthwith delivered to, cancelled and destroyed by the Warrant Agent and will not be reissued. If required by the Company, the Warrant Agent will furnish the Company with a certificate as to such destruction.

2.18

Protection of Warrant Agent

Subject to Article 8, the Warrant Agent will not:

(a)

at any time be under any duty or responsibility to any registered holder of Warrants to determine whether any facts exist which may require any adjustment contemplated by this Article 2, nor to verify the nature and extent of any such adjustment when made or the method employed in making the same;

(b)

be accountable with respect to the validity or value or the kind or amount of any Subject Securities which may at any time be issued or delivered upon the exercise of the Warrants;

(c)

be responsible for any failure of the Company to issue, transfer or deliver the Subject Securities or certificates evidencing the same upon surrender of the Warrants for the purpose of exercising the rights or to comply with the provisions or covenants contained in this Article 2; or

(d)

incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants of the Company or any acts or deeds of the agents or servants of the Company.

ARTICLE 3
EXERCISE OF WARRANTS

3.1

Method of Exercise of Warrants

(a)

Subject to subsection 3.1(d) and section 3.5, a holder of Warrants may exercise the rights thereby conferred on him to acquire all or any part of the Subject Securities to which such Warrant entitles the holder, by surrendering the Warrant Certificate representing such Warrants to the Warrant Agent at any time on or before the Time of Expiry during regular business hours at its offices in the city of Vancouver, British Columbia  (or at such additional place or places as may be decided by the Company from time to time with the approval of the Warrant Agent), with: (i) a duly completed and executed Subscription Form; and (ii) a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company in an amount equal to the Warrant Exercise Price multiplied by the number of Subject Securities subscribed for. A Warrant Certificate with the duly completed and executed Subscription Form and payment of the Warrant Exercise Price will be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent.

(b)

Any subscription referred to in subsection 3.1(a) will be signed by the Warrantholder, will specify the person(s) in whose name such Subject Securities are to be issued, the address(es) of such person(s) and the number of Subject Securities to be issued to each person, if more than one person is so specified. If any of the Subject Securities subscribed for are to be issued to a person(s) other than the Warrantholder, the signatures set out in the subscription referred to in subsection 3.1(a) will be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program and the Warrantholder will pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company will not be required to issue or deliver certificates evidencing Subject Securities unless or until such Warrantholder will have paid to the Company or the Warrant Agent on behalf of the Company the amount of such tax or will have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

(c)

If at the time of exercise of the Warrants, in accordance with the provisions of subsection 3.1(a), there are any trading restrictions on the Subject Securities pursuant to applicable securities legislation or stock exchange requirements, the Company may upon the advice of counsel endorse any certificates representing the Subject Securities to such effect.

(d)

Warrants may not be exercised and the Subject Securities to be delivered upon such exercise may not be issued or delivered unless:

(i)

the Warrants are exercised outside the United States and not by or on behalf of any U.S. Persons, the holder makes the representations set forth in box 1 of the Subscription Form, and the Subject Securities are not requested to be delivered and are not delivered to any address in the United States;

(ii)

the Warrants are exercised by the original holder of a Warrant Certificate impressed with the legend set forth in subsection 2.2(c) and the holder makes the representations set forth in box 3 of the Subscription Form; or

(iii)

the holder delivers an opinion of counsel to the effect that the exercise of the Warrants by the holder and the issuance of Subject Securities to be delivered upon exercise thereof are not subject to the registration requirements of the 1933 Act or the securities laws of any state of the United States, and the Company has provided written confirmation to the Warrant Agent to the effect that such opinion is in form and substance satisfactory to the Company.

(e)

Certificates representing Subject Securities issued upon the exercise of Warrants pursuant to subsections 3.1(d)(ii) or (iii) shall bear the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO MIGENIX INC. (“THE COMPANY”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN ACCORDANCE WITH (I) RULE 144A, IF AVAILABLE, OR (II) RULE 144, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF THE EXEMPTION, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT

FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

3.2

Disbursement of Monies

The Warrant Agent will disburse monies to the Company according to this Indenture only to the extent that monies have been deposited with it.

3.3

Effect of Exercise of Warrants

(a)

Upon compliance by the Warrantholder with, and subject to the provisions of section 3.1, the Subject Securities subscribed for will be deemed to have been issued and the person to whom such Subject Securities are to be issued will be deemed to have become the holder of record of such Subject Securities on the Exercise Date unless the transfer registers of the Company for the Common Shares will be closed on such date, in which case the Subject Securities subscribed for will be deemed to have been issued and such person will be deemed to have become the holder of record of such Subject Securities on the date on which such transfer registers are reopened.

(b)

Within three Business Days following the due exercise of a Warrant pursuant to section 3.1, the Warrant Agent will deliver to the Company the funds received in full for the Warrants exercised.

(c)

Within three Business Days following the due exercise of a Warrant pursuant to section 3.1, the Warrant Agent will deliver to the Company a notice setting forth the particulars of all Warrants exercised, if any, and the persons in whose names the Subject Securities are to be issued and the addresses of such holders of the Subject Securities.

(d)

Within three Business Days following the due exercise of a Warrant pursuant to section 3.1, the Warrant Agent will mail to the person in whose name the Subject Securities so subscribed for are to be issued, as specified in the Subscription Form completed in respect of the Warrants exercised, at the address specified in such Subscription Form, a certificate or certificates for the Subject Securities to which the Warrantholder is entitled and, if applicable, a Warrant Certificate representing any Warrants not then exercised.

3.4

Cancellation of Warrant Certificates

All Warrant Certificates properly surrendered to the Warrant Agent pursuant to section 2.6, 2.10, 2.17 or 3.1 will be cancelled by the Warrant Agent and the Warrant Agent will record the cancellation of such Warrant Certificates on the register of holders maintained by the Warrant Agent pursuant to section 2.8. The Warrant Agent will, if required by the Company, furnish the Company with a certificate identifying the Warrant Certificates so cancelled.  All

Warrants represented by Warrant Certificates which have been duly cancelled will be without further force or effect whatsoever.

3.5

Subscription For Less Than Entitlement

The holder of any Warrant may subscribe for and purchase a whole number of Subject Securities which is less than the number which the holder is entitled to purchase pursuant to a surrendered Warrant Certificate. In such event, the holder thereof will be entitled to receive a new Warrant Certificate in respect of the balance of Subject Securities which such holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.  Such new Warrant Certificate shall bear the same legends, as set forth in subsection 2.2, which the surrendered Warrant Certificate bears.

3.6

Expiration of Warrants

After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription and purchase herein and therein provided for has not been exercised will wholly cease and terminate and such Warrant will be void and of no effect.

3.7

No Fractional Shares

Notwithstanding anything herein contained, including any adjustment provided for in Article 2, the Company will not be required, upon the exercise of any Warrants, to issue fractional Subject Securities or to distribute certificates which evidence fractional Subject Securities. The Company will not pay any amount in cash in lieu of issuing fractional Subject Securities.

ARTICLE 4
RIGHTS AND COVENANTS

4.1

General Covenants

The Company covenants with the Warrant Agent that so long as any Warrants remain outstanding:

(a)

it will maintain its corporate existence and will carry on and conduct its business in accordance with good business practice;

(b)

it will reserve and there will remain unissued out of its authorized capital a sufficient number of Subject Securities to satisfy the rights of acquisition provided for herein;

(c)

it will cause the Subject Securities from time to time subscribed for pursuant to the Warrants in the manner herein provided and the certificates representing such Subject Securities to be duly issued and delivered in accordance with the Warrants and the terms hereof;

(d)

all Subject Securities which will be issued upon exercise of the right to acquire provided for herein upon payment of the Warrant Exercise Price, will be issued as fully paid and non-assessable and the holders thereof will not be liable to the Company or its creditors in respect thereof;

(e)

it will use all reasonable commercial efforts to maintain the listing of the Common Shares on the TSX and/or another Principal Securities Exchange;

(f)

it will use all reasonable commercial efforts to maintain its status as a reporting issuer not in default under, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of each of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario and Quebec from the date hereof up to and including the Time of Expiry;

(g)

it will perform all its covenants and carry out all of the acts or things to be done by it as provided in this Indenture;

(h)

it will promptly advise the Warrant Agent in writing of any material default by the Company in the performance of its covenants hereunder; and

(i)

it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all other acts, deeds and assurances in law as the Warrant Agent may reasonably require for the better accomplishing and effecting of the provisions and intention of this Indenture.

The Company and the Warrant Agent acknowledge and agree that: (i) none of the foregoing covenants will be interpreted or applied so as to prohibit or restrict or otherwise limit the Company’s ability, right and authority to undertake or implement one or more of the actions contemplated by sections 2.12 or 7.2; and (ii) the foregoing covenants will be interpreted and applied following each of such actions with reference to any successor to the Company and with reference to any securities into which the Common Shares and/or the Warrants may be changed or for which they may be exercisable as a result of such action or actions.

4.2

Warrant Agent’s Remuneration and Expenses

The Company covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Agent upon its request for all reasonable expenses and disbursements of the Warrant Agent in the administration or execution of the Indenture (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder will be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the negligence, wilful misconduct or fraud of the Warrant Agent.

4.3

Performance of Covenants by Warrant Agent

Subject to subsection 8.2(g), if the Company fails to perform any of its covenants contained in this Indenture and the Company has not rectified such failure within 15 Business Days after receiving written notice from the Warrant Agent of such failure, the Warrant Agent may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but will be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it.  All reasonable sums expended or disbursed by the Warrant Agent in so doing will be repayable as provided in section 4.2. No such performance, expenditure or disbursement by the Warrant Agent will be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

ARTICLE 5
ENFORCEMENT

5.1

Suits by Warrantholders

All or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by him and/or this Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights which are hereby conferred upon the Warrant Agent, and subject to the provisions of sections 5.2, 5.3 and 6.10.

5.2

Immunity of Shareholders, etc.

Subject to applicable law, the Warrant Agent and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future Shareholder or other security holder, director, officer, employee or agent of the Company for the creation and issue of the Subject Securities pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein or contained in the Warrant Certificates other than in respect of gross negligence or breach of fiduciary duty by any of the foregoing.

5.3

Limitation of Liability

The obligations hereunder are not personally binding upon, nor will resort hereunder be had to, the directors or Shareholders of the Company or any of the past, present or future directors or Shareholders of the Company or any of the past, present or future officers, employees or agents of the Company, but only the property of the Company will be bound in respect hereof.

ARTICLE 6
MEETINGS OF WARRANTHOLDERS

6.1

Right to Convene Meetings

The Warrant Agent may, at any time and from time to time, and will on receipt of a written request of the Company or of a Warrantholders’ Request, convene a meeting of the Warrantholders provided that the Warrant Agent has been provided with sufficient funds and is indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders’ Request against the costs, charges, expenses and liabilities which may be incurred in connection with the calling and holding of such meeting.  If, within 15 Business Days after the receipt of a written request of the Company or a Warrantholders’ Request and indemnity given as aforesaid, the Warrant Agent fails to give the requisite notice specified in section 6.2 to convene a meeting, the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting will be held in the city of Vancouver or at such other place in Canada as may be approved or determined by the Warrant Agent.

6.2

Notice

At least 21 days prior notice of any meeting of Warrantholders will be given to the Warrantholders in the manner provided for in section 10.2 and a copy of such notice will be delivered to the Warrant Agent, unless the meeting has been called by the Warrant Agent, and to the Company, unless the meeting has been called by the Company.  Such notice will state the time and place of the meeting, the general nature of the business to be transacted and will contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it will not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 6. The notice convening any such meeting may be signed by an appropriate officer of the Warrant Agent or of the Company or the person designated by the Warrantholders, as the case may be.

6.3

Chairman

The Warrant Agent may nominate in writing an individual to be Chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy will appoint an individual present to be Chairman of the meeting. The Chairman of the meeting need not be a Warrantholder.

6.4

Quorum

No business will be transacted at any meeting unless a quorum is present at the commencement of business. Subject to the provisions of section 6.11, at any meeting of the Warrantholders a quorum will consist of one Warrantholder present in person or represented by proxy and representing at least 10% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants. If a quorum of the Warrantholders is not present within one-half hour from the time fixed for holding any meeting, the meeting, if requested by the Warrantholders or on a Warrantholders’ Request, will be dissolved; but in any other case the meeting will be adjourned to the same day in the next week

(unless such day is not a Business Day in which case it will be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same.  Subject to the provisions of section 6.11, At the adjourned meeting the Warrantholders present in person or represented by proxy will form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not represent at least 10% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants then unexercised and outstanding.

6.5

Power to Adjourn

The Chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

6.6

Show of Hands

Every question submitted to a meeting will be decided in the first place by a majority of the votes given on a show of hands except that votes on an Extraordinary Resolution will be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

6.7

Poll and Voting

On every Extraordinary Resolution, and when demanded by the Chairman or by one or more of the Warrantholders acting in person or by proxy, on any other question submitted to a meeting and after a vote by show of hands, a poll will be taken in such manner as the Chairman will direct. Questions other than those required to be determined by Extraordinary Resolution will be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, will have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each whole Subject Security which he (or the Warrantholder appointing him as proxy) is entitled to acquire upon the exercise of the Warrant then held by him. A proxy need not be a Warrantholder. The Chairman of any meeting will be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

6.8

Regulations

Subject to the provisions of this Indenture, the Warrant Agent or the Company with the approval of the Warrant Agent may from time to time make and from time to time vary such regulations as it will consider necessary or appropriate:

(a)

for the deposit of instruments appointing proxies at such place and time as the Warrant Agent, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(b)

for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telecopied before the meeting to the Company or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(c)

for the form of the instrument of proxy; and

(d)

generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted. Save as such regulations may provide, the only persons who will be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to section 6.9), will be Warrantholders or persons holding proxies of Warrantholders.

6.9

Company, Warrant Agent and Counsel may be Represented

The Company and the Warrant Agent, by their respective directors and officers, and the counsel for each of the Company, the Warrantholders and the Warrant Agent may attend any meeting of the Warrantholders and speak thereat but will have no vote as such.

6.10

Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, but subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof), the Warrantholders at a meeting will have the power, exercisable from time to time, by Extraordinary Resolution:

(a)

to agree with the Company to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Warrant Agent in its capacity as warrant agent hereunder or on behalf of the Warrantholders against the Company, whether such rights arise under this Indenture or the Warrants or otherwise;

(b)

to amend or repeal any Extraordinary Resolution previously passed or sanctioned by the Warrantholders;

(c)

to direct or authorize the Warrant Agent, subject to the receipt of funding and indemnity, to enforce any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the

Warrantholders in any manner specified in such Extraordinary Resolution or to refrain from enforcing any such covenant or right;

(d)

to waive and direct the Warrant Agent to waive any default on the part of the Company in complying with any provisions of this Indenture or the Warrants either unconditionally or upon any conditions specified in such Extraordinary Resolution;

(e)

to assent to any change in or omission from the provisions contained in this Indenture or the Warrant Certificates or any ancillary or supplemental instrument which is agreed to by the Company, and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(f)

to assent to a compromise or arrangement with a creditor or creditors or a class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company;

(g)

to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders; and

(h)

to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith.

6.11

Meaning of Extraordinary Resolution

(a)

The expression “Extraordinary Resolution” when used in this indenture means, subject as hereinafter in this section 6.11 and in section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 6 at which there are Warrantholders present in person or represented by proxy representing at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants and passed by the affirmative votes of Warrantholders representing not less than 66 2/3% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

(b)

If, at any meeting called for the purpose of passing an Extraordinary Resolution, Warrantholders representing at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders’ Request, will be dissolved; but in any other case it will stand adjourned to such day, being not less than six or more than ten Business Days later, and to such place and time in Canada as may be determined by the Chairman.  Not less than three Business Days prior notice will be given to Warrantholders in the manner provided for in section 10.2 and a copy of such notice will be delivered to the Warrant Agent, unless the meeting was called by the Warrant Agent, and to the Company, unless the meeting was called by the Company. Such notice will state that at the adjourned meeting the Warrantholders present in person or represented by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Warrantholders present in person or represented by proxy will form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 6.11(a) will be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Warrantholders representing at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

(c)

Votes on an Extraordinary Resolution will always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.

6.12

Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

6.13

Minutes

Minutes of all resolutions and proceedings at every meeting of Warrantholders will be made and duly entered in books to be from time to time provided for that purpose by the Warrant Agent at the reasonable expense of the Company, and any such minutes as aforesaid, if signed by the Chairman of the meeting at which such resolutions were passed or proceedings held, or by the Chairman of the next succeeding meeting of the Warrantholders, will be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes will have been made will be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken will be deemed to have been duly passed and taken.

6.14

Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 6 also may be taken and exercised by Warrantholders representing, in the case of such actions and powers not requiring an Extraordinary Resolution, at least 51%, and, in the case of such actions and powers requiring an Extraordinary Resolution, at least 66 2/3% of the aggregate number of Subject Securities issuable upon the exercise of all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression “Extraordinary Resolution” when used in this Indenture will include an instrument so signed.

6.15

Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 6 at a meeting of Warrantholders will be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with section 6.14 will be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Warrant Agent will give notice in the manner contemplated in sections 10.1 and 10.2 of the effect of the instrument in writing to all Warrantholders and the Company as soon as is reasonably practicable.

6.16

Holdings by the Company or Subsidiaries of the Company Disregarded

In determining whether Warrantholders (or their proxies) are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, Extraordinary Resolution, Warrantholders’ Request or other action under this Indenture, Warrants owned legally or beneficially by the Company or any associate or affiliate (as those terms are defined or used in the Company Act (British Columbia) (or any successor instrument) of the Company will be disregarded.

ARTICLE 7
SUPPLEMENTAL INDENTURES

7.1

Supplemental Indentures

From time to time the Company and the Warrant Agent may, subject to the provisions of this Indenture, and they will, when so directed by this Indenture, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter will form part hereof, for any one or more or all of the following purposes:

(a)

setting forth adjustments in the application of Article 2;

(b)

adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Warrant Agent, relying on the opinion of counsel, prejudicial to the interests of the Warrantholders as a group;

(c)

giving effect to any Extraordinary Resolution passed as provided in Article 6;

(d)

making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Warrant Agent, relying on the opinion of counsel, prejudicial to the interests of the Warrantholders as a group;

(e)

adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants, and making any modification in the forms of the Warrant Certificate which does not affect the substance thereof;

(f)

making any additions to, deletions from or alterations of the provisions of this Indenture which, in the opinion of the Warrant Agent, relying on the opinion of counsel, do not materially and adversely affect the interests of the Warrantholders and are necessary or advisable in order to incorporate, reflect or comply with any Applicable Legislation;

(g)

modifying any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective if in the opinion of the Warrant Agent, relying on the opinion of counsel, the modification or relief impairs any of the rights of the Warrantholders provided hereunder, or of the Warrant Agent, and provided that the Warrant Agent may in its sole discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative;

(h)

evidencing any succession, or successive successions, of other bodies corporate to the Company and the assumption by any successor of the obligations of the Company herein and in the Warrant Certificates as provided in section 7.2; and

(i)

for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent, relying on the opinion of counsel, the rights of the Warrant Agent and of the Warrantholders as a group are not prejudiced thereby;

provided, however, that no amendment may be made to this Warrant Indenture by supplement or otherwise, without the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof).

7.2

Successor Companies

In the case of the consolidation, amalgamation, plan of arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation (“Successor Corporation”), forthwith following the occurrence of such event the successor corporation resulting from such consolidation, amalgamation, plan of arrangement, merger or transfer (if not the Company) will expressly assume, by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Company.

ARTICLE 8
CONCERNING THE WARRANT AGENT

8.1

Warrant Indenture Legislation

(a)

In this Article, the term “Applicable Legislation” means the provisions of any statute of Canada or a province thereof and of regulations under any such named or other statute relating to warrant indentures and/or to the rights, duties and obligations of warrant agents and of corporations under warrant indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

(b)

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement will prevail.

(c)

The Company and the Warrant Agent agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

8.2

Rights and Duties of Warrant Agent

(a)

In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Agent will act honestly and in good faith and will exercise the degree of care, diligence and skill that a reasonably prudent warrant agent would exercise in comparable circumstances. No provision of this Indenture will be construed to relieve the Warrant Agent from, or require any other person to indemnify the Warrant Agent against liability for its own negligence, wilful misconduct or fraud.

(b)

Subject only to subsection 8.2(a), the Warrant Agent will not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this Indenture unless and until it has received a Warrantholders’ Request specifying the act, action or proceeding which the Warrant Agent is requested to take. The obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder will be conditional upon the Warrantholders furnishing, when required by notice in writing by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent and its counsel to protect and hold harmless the Warrant Agent and its officers, directors, employees and agents against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture will require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(c)

The Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Warrant Agent the Warrants held by them, for which Warrants the Warrant Agent will issue receipts.

(d)

Every provision of this Indenture that by its terms relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this section 8.2 and of section 8.3.

(e)

The Warrant Agent will retain the right not to act and will not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Indenture. Such documentation must not require the exercise of any discretion or independent judgment.

(f)

In the event of any disagreement arising regarding the terms of this Indenture, the Warrant Agent will be entitled, at its option, to refuse to comply with any demands whatsoever until the dispute is settled either by written agreement amongst the various parties or by a court of competent jurisdiction.

(g)

The Warrant Agent will not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it has been required to do so under the terms hereof; nor will the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice will specifically set out the default desired to be brought to the attention of the Warrant Agent and in the absence of such notice the Warrant Agent may for all purposes of this Indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice will in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent will take action with respect to any default.

(h)

In this Indenture, whenever confirmations or instructions are required to be given to the Warrant Agent, in order to be valid, such confirmations and instructions will be in writing.

8.3

Evidence, Experts and Advisers

(a)

In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company will furnish to the Warrant Agent such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation, or as the Warrant Agent may reasonably require by written notice to the Company.

(b)

In the exercise of its rights and duties hereunder, the Warrant Agent may, if it is acting in good faith, rely as to the truth of the statements, the due execution and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Warrant Agent, provided that such evidence complies with Applicable Legislation and the Warrant Agent examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(c)

Whenever Applicable Legislation requires that evidence referred to in subsection 8.3(a) be in the form of a statutory declaration, the Warrant Agent may accept such statutory declaration in lieu of a certificate of the Company required by any provision hereof.  Any such statutory declaration may be made by one or more of the Chairman, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice-president, the Corporate Secretary of the Company or any director.

(d)

The Warrant Agent may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder, may act on and rely upon the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them, and will not be responsible for any misconduct on the part of any such experts or advisers who have been appointed with due care by the Warrant Agent. The costs of obtaining such advice will be payable by the Company as part of the fees of the Warrant Agent.

8.4

Documents, Monies, etc. Held by Warrant Agent

Any monies, securities, documents of title or other instruments that may at any time be held by the Warrant Agent subject to this Indenture may be placed in the deposit vaults of the Warrant Agent or of any Schedule I chartered bank or deposited for safekeeping with any such bank or the Warrant Agent. Unless herein otherwise expressly provided any monies so held, pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Warrant Agent in any Schedule I chartered bank or the Warrant Agent’s deposit department, at the rate of interest (if any) then current on similar deposits or may be deposited in such institutions or invested in such securities as the Company may consent to.  All interest or other income received by the Warrant Agent in respect of such deposits and investments will belong to the Company.

8.5

Actions by Warrant Agent to Protect Interests

Subject to the provisions of this Indenture and Applicable Legislation, the Warrant Agent will have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

8.6

Warrant Agent Not Required to Give Security

The Warrant Agent will not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

8.7

Protection of Warrant Agent

By way of supplement to the provisions of any law for the time being relating to the performance of the duties as a warrant agent pursuant to this Indenture, it is expressly declared and agreed as follows:

(a)

The Warrant Agent will not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in sections 8.9 and 8.12 or in the certificate of the Warrant Agent on the Warrants) or be required to verify the same.

(b)

Nothing herein contained will impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(c)

The Warrant Agent will not be bound to give notice to any person of the execution hereof.

(d)

The Warrant Agent will not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Company.

(e)

The Warrant Agent will not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or Warrants or other securities or property which may at any time be issued upon the exercise of the rights attaching to any Warrant;

(f)

The Warrant Agent is not responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver Common Shares or certificates for the same upon the surrender or deemed surrender of any Warrant certificates for the purpose of the exercise of the Warrants represented by such Warrant certificates.

(g)

Without limiting any protection or indemnity of the Warrant Agent under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Warrant Agent and its directors, officers, agents and employees (the “Indemnified Parties”) from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Indemnified Parties in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence, fraud or wilful misconduct of the Indemnified Parties ..  This provision will survive the resignation or removal of the Warrant Agent , or the termination of this Indenture.  The Indemnified Parties will not be under any obligation to prosecute or defend any action or suit in respect of this Indenture which, in the opinion of its counsel, may involve it in expense or liability, unless the Company shall, so often as required, furnish the Indemnified Parties with satisfactory indemnity and funding (satisfactory to the Indemnified Parties and their counsel) against such expense or liability.

(h)

Should the Warrant Agent have any inquiries with respect to legending procedures on the Warrant Certificates, the Warrant Agent shall be entitled to seek written direction from the Company or its legal counsel which determination shall be conclusive.

8.8

Replacement of Warrant Agent; Successor by Merger

(a)

The Warrant Agent may resign and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 45 days prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by Extraordinary Resolution will have the power at any time to remove the existing Warrant Agent and to appoint a new Warrant Agent. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company will forthwith appoint a new Warrant Agent unless a new Warrant Agent has already been appointed by the Warrantholders; failing such appointment by the Company, the retiring Warrant Agent or any Warrantholder may apply to a justice of the British Columbia Supreme Court at the Company’s expense, on such notice as such justice may direct, for the appointment of a new Warrant Agent; but any new Warrant Agent so appointed by the Company or by the Court will be subject to removal as aforesaid by the Warrantholders. Any new Warrant Agent appointed under any provision of this section 8.8 will be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and, if required by Applicable Legislation of any other province, in such other province.  On any such appointment the new Warrant Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed; but there will be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new Warrant Agent, provided that any resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent will not become effective until the successor Warrant Agent will have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Warrant Agent, upon payment of its outstanding remuneration and expenses, will execute and deliver to the successor Warrant Agent an appropriate instrument transferring to such successor Warrant Agent all rights and powers of the Warrant Agent hereunder and all securities, documents of title and other instruments and all monies and properties held by the Warrant Agent hereunder.

(b)

Upon the appointment of a successor Warrant Agent, the Company will promptly notify the Warrantholders thereof in the manner provided for in section 10.2.

(c)

Any corporation into or with which the Warrant Agent may be merged or consolidated or amalgamated, or any corporation succeeding to the corporate trust business of the Warrant Agent, will be the successor to the Warrant Agent hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new Warrant Agent under subsection 8.8(a).

(d)

Any Warrants certified but not delivered by a predecessor Warrant Agent may be certified by the successor Warrant Agent in the name of the predecessor or successor Warrant Agent.

8.9

Conflict of Interest

(a)

The Warrant Agent represents to the Company that at the time of execution and delivery hereof no material conflict of interest exists in the Warrant Agent’s role as an agent hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign as Warrant Agent hereunder. If any such material conflict of interest exists or hereafter will exist, the validity and enforceability of this Indenture and the Warrants will not be affected in any manner whatsoever by reason thereof.

(b)

Subject to subsection 8.9(a), the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

8.10

Acceptance of Appointment as Warrant Agent

The Warrant Agent hereby accepts the appointment as warrant agent hereunder and agrees to perform its duties hereunder upon the terms and conditions herein set forth, and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become Warrantholders from time to time.

8.11

Warrant Agent Not to be Appointed Receiver

The Warrant Agent and any person related to the Warrant Agent will not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

8.12

Authorization to Carry on Business

The Warrant Agent represents to the Company that it is duly authorized and qualified to carry on the business of a trust company in  the province of British Columbia.

8.13

Warrant Agent Not Responsible for Ensuring Compliance

Notwithstanding any other provision in this Indenture, the Warrant Agent will not be responsible for ensuring compliance by the Warrantholders with the securities laws or regulations of the United States or any other jurisdictions.

8.14

Compliance with Money Laundering Legislation

The Warrant Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Warrant Agent reasonably determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Warrant Agent reasonably determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice to the Company, provided: (i) that the Warrant Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Warrant Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

8.15

Third Party Interests

The Company hereby represents to the Warrant Agent that any account to be opened by, or interest to held by, the Warrant Agent in connection with this Indenture, for or to the credit of the Company, either (i) is not intended to be used by or on behalf of any third party other than the Warrantholders or (ii) is intended to be used by or on behalf of a third party, in which case the Company agrees to complete and execute forthwith a declaration in the Warrant Agent’s prescribed form as to the particulars of such third party.

ARTICLE 9
FORM OF WARRANTS

9.1

Form of Warrant Certificate

The form of Warrant Certificate referred to in subsection 2.2(a) will be substantially in the form attached hereto as Schedule “A”.

9.2

Subscription Form and Transfer Form for Warrant Certificate

There will be attached to the Warrant Certificates a Subscription Form and Transfer Form.  In addition, each Warrant Certificate bearing the legend set forth in subsection 2.2(c) will have attached a declaration in the form attached as Schedule “D”.

ARTICLE 10
GENERAL

10.1

Notice to the Company and the Warrant Agent

(a)

Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Warrant Agent will be deemed to be validly given if delivered, if sent by registered letter, postage prepaid or facsimile:

(i)

if to the Company:

MIGENIX Inc.
British Columbia Research Building
3650 Wesbrook Mall

Vancouver, B.C., V6S 2L2

Attention:

President and CEO
Fax:

(604) 221-9688

with a copy to:

Farris, Vaughan, Wills and Murphy LLP
26th Floor, 700 West Georgia Street
Vancouver, B.C. V7Y 1B3

Attention:

R. Hector Mackay-Dunn, Q.C.
Fax:

(604) 661-9349

(ii)

if to the Warrant Agent:

Pacific Corporate Trust Company
2nd Floor, 510 Burrard Street
Vancouver, B.C., V6C 3B9

Attention:

Client Services
Fax:

(604) 689-8144

and any such notice delivered in accordance with the foregoing will be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day or, if mailed, on the fifth Business Day following the date of the postmark on such notice.

(b)

The Company or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 10.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of the Company or the Warrant Agent, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to this subsection 10.1(b) will be available for inspection at offices of the Warrant Agent in the city of Vancouver by Warrantholders during normal business hours.

10.2

Notice to the Warrantholders

Any notice to the Warrantholders under the provisions of this Indenture will be deemed to be validly given if the notice is sent by prepaid mail or is delivered by hand to the holders at their addresses appearing in the register of holders and, subject to the Warrant Agent having received, in its discretion, payment in advance of any expense associated therewith, is published once in the Report on Business section in the national edition of the Globe & Mail newspaper or, if there is a disruption of circulation of that newspaper, once in newspapers in the English language of general circulation and approved by the Warrant Agent in each of the cities of Vancouver, Calgary and Toronto and once in a newspaper in the French language of general circulation and approved by the Warrant Agent in the city of Montreal. Any notice so delivered will be deemed to have been received on the later of the date of delivery and the date of such publication, if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day or, if mailed, on the third Business Day following the date of mailing. Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder will not invalidate any action or proceeding founded thereon.

10.3

Mail Service Interruption

If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Warrant Agent or the Company would reasonably be unlikely to reach its destination in the ordinary course of mail, such notice will be valid and effective only if delivered to an officer of the party to which it is addressed or if sent to such party, at the appropriate address in accordance with section 10.1, by facsimile transmission or other means of prepaid transmitted or recorded communication.

10.4

Time of the Essence

Time is of the essence in all respects in this Indenture and the Warrants.

10.5

Counterparts and Formal Date

This Indenture may be executed in several counterparts (including counterparts by facsimile), each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding their date of execution will be deemed to be dated as of the date hereof.

10.6

Satisfaction and Discharge of Indenture

Upon the earlier of: (i) the date by which there will have been delivered to the Warrant Agent for exercise or destruction in accordance with the provisions hereof of all Warrants theretofore certified hereunder; or (ii) the Time of Expiry, this Indenture, except to the extent that Subject Securities and certificates therefor have not been issued and delivered hereunder or the Company has not performed any of its obligations hereunder, will cease to be of further effect in respect of the Company.  The Warrant Agent, on written demand of and at the cost and expense of the Company, and upon delivery to the Warrant Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Warrant Agent of the expenses, fees and other remuneration payable to the Warrant Agent, will execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that if the Warrant Agent has not then performed any of its obligations hereunder any such satisfaction and discharge of the Company’s obligations hereunder will not affect or diminish the rights of any Warrantholder or the Company against the Warrant Agent.

10.7

Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders

Except as provided in sections 5.2 and 5.3, nothing in this Indenture or the Warrants, expressed or implied, will give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

10.8

Inspection of Warrant Indenture

A copy of this Indenture will be available for inspection by Warrantholders at the offices of the Warrant Agent in the city of Vancouver, British Columbia.

10.9

Privacy Provision

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individuals’ personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Indenture.  Despite any other provision of this Indenture, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Company will, prior to transferring or causing to be transferred personal information to the Warrant Agent , obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws.  The Warrant Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

10.10

Indenture to Prevail

To the extent of any discrepancy or inconsistency between the terms and conditions of this Indenture and the Warrant Certificate, the terms of this Indenture will prevail.

[Signature Pages to follow]

IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

MIGENIX INC.

By:

___/s/ Arthur Ayres___
Authorized Signatory

PACIFIC CORPORATE TRUST COMPANY

By:

___/s/ Jeff Lunshof___

Authorized Signatory

By:

___/s/ Sandy Hunter___

Authorized Signatory

SCHEDULE “A”
WARRANT CERTIFICATE

Legend for a U.S. Person, a person in the United States or a person acting on behalf of a U.S. Person or person in the United States:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO MIGENIX INC. (“THE COMPANY”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN ACCORDANCE WITH (I) RULE 144A, IF AVAILABLE, OR (II) RULE 144, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF THE EXEMPTION, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

Number: ____________	___________ WARRANTS TO PURCHASE COMMON SHARES OF MIGENIX INC.
ONE WARRANT AND CDN $0.80 ARE REQUIRED TO SUBSCRIBE FOR ONE COMMON SHARE.

COMMON SHARE PURCHASE WARRANTS OF
MIGENIX INC.
(incorporated under the laws of the British Columbia)

THIS IS TO CERTIFY THAT

[]

(herein called the “holder”) is entitled at any time on or before 4:00 p.m. (Vancouver time) on December 6, 2011 (the “Time of Expiry”) to acquire, subject to adjustment in certain events set forth in the Warrant Indenture (as defined below), the number of common shares (“Common Shares”) specified above of MIGENIX Inc. (the “Company”), as presently constituted, by surrendering to Pacific Corporate Trust Company (the “Warrant Agent”) at its offices in the city of Vancouver, British Columbia this Warrant Certificate with a subscription in the form of the attached Subscription Form duly completed and executed and accompanied by payment of CDN $0.80 per Common Share, subject to adjustment in certain events set forth in the Warrant Indenture, (the “Warrant Exercise Price”) by certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company at par at the Vancouver office of the Warrant Agent listed on the attached Subscription Form. The holder of this Warrant Certificate may purchase less than the number of Common Shares which he is entitled to purchase on the exercise of the Warrants represented by this certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The Warrants represented hereby and the Common Shares issuable upon the exercise hereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state of the United States. The Warrants represented hereby may not be exercised in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements under the 1933 Act and applicable state securities laws and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; provided that a United States subscriber that purchased Warrants directly from the Company need not provide an opinion of counsel in connection with its exercise of the Warrants pursuant to item 3 of the Subscription Form. As used herein, the terms “United States” and “U.S. person” have the meanings ascribed to them in Regulation S under the 1933 Act.

Upon acceptance hereof, the holder hereby expressly waives the right to receive any fractional Common Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof.  The Warrants represented by this certificate will be deemed to have been surrendered, and payment of the Warrant Exercise Price by certified cheque, bank draft or money order will be deemed to have been made, only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its offices in the city of Vancouver, British Columbia.

Upon due exercise of the Warrants represented by this certificate (including surrender of this Warrant Certificate) and payment of the Warrant Exercise Price, the Company will cause to be issued to the person(s) in whose name(s) the Common Shares so subscribed for are requested to be issued (provided that if the Common Shares are to be issued to a person other than the registered holder of this Warrant Certificate, the holder’s signature on the Subscription Form herein will be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program and the holder will pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company will not be required to issue or deliver certificates evidencing the Common Shares unless or until the holder will have paid the Company or the Warrant Agent the amount of such tax or will have satisfied to the satisfaction of the Company that such tax has been paid or that no tax is due) the number of Common Shares to be issued to such person(s).  Such person(s) will become a holder in respect of such Common Shares with effect from the date of such exercise (except as set forth in the Warrant Indenture). Upon due exercise of the Warrants, the Warrant Agent will issue a certificate(s) representing such Common Shares within three Business Days (as such term is defined in the Warrant Indenture) after due exercise of the Warrants represented by this certificate.

Each Warrant will entitle the holder thereof to purchase one Common Share at the Warrant Exercise Price at any time on or before the Time of Expiry, subject to adjustment in certain events. No exercise of a part or portion of one whole Warrant will be permitted.

This Warrant certificate represents Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of December 6, 2006 between the Company and the Warrant Agent which contains particulars of the rights of the holders of the Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents.  In the event of any conflict between the provisions of this Warrant Certificate and the Warrant Indenture, the provisions of the Warrant Indenture will govern.  A copy of the Warrant Indenture will be available for inspection at the offices of the Warrant Agent in the city of Vancouver, British Columbia.

The Warrant Indenture provides for adjustments to the right of subscription, including the number and class of securities to be delivered upon exercise of the right of purchase hereby granted, and to the exercise price in certain events therein set forth.

The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders entitled to acquire upon the exercise of the Warrants a specified percentage of the Common Shares.

Subject to applicable law, by the acceptance of this Warrant Certificate and as part of the consideration for the issue of the Warrants, the Warrantholder hereby waives and releases any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future shareholder or other security holder, director, officer, employee or agent of the Company for the creation and issue of the Common Shares pursuant to the exercise of any Warrant or on any covenant, agreement, representation or warranty by the Company herein or contained in the Warrant Indenture other than in respect of gross negligence or breach of fiduciary duty by any of the foregoing.

The Warrants and the Warrant Indenture will be governed by and performed, construed and enforced in accordance with the laws of the Province of British Columbia, Canada and will be treated in all respects as British Columbia contracts. Time will be of the essence hereof and of the Warrant Indenture.

The holding of Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Company or entitle the holder to any right or interest in respect thereof except as expressly provided in the Warrant Indenture and in this Warrant Certificate.

The Company may from time to time at any time prior to the Time of Expiry purchase any of the Warrants in the market, by private agreement or otherwise on such terms and conditions and at such price as the Company may in its sole discretion determine, subject to compliance with applicable law. Any Warrants so purchased will be cancelled.

This Warrant Certificate will not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

The Warrants evidenced by this Warrant Certificate may be transferred on the register kept by the Warrant Agent upon compliance with the conditions prescribed in this Warrant Certificate, the attached Transfer Form and the Warrant Indenture an upon compliance with such reasonable requirements as the Warrant Agent may prescribe.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer or director as of this 6th day of December, 2006.

MIGENIX INC. By: Authorized Signing Officer

This Warrant Certificate represents Warrants referred to in the Warrant Indenture within mentioned.

PACIFIC CORPORATE TRUST COMPANY

By:

Authorized Signing Officer

B-1

SCHEDULE “B”

SUBSCRIPTION FORM

TO:

MIGENIX Inc. c/o Pacific Corporate Trust Company 2nd Floor, 510 Burrard Street Vancouver, BC V6C 3B9 Attention: Securities Flow

The undersigned holder of Warrants hereby irrevocably subscribes for ____________ Common Shares of MIGENIX Inc. pursuant to, and at the Warrant Exercise Price referred to in, the attached Warrant Certificate on the terms and conditions set forth in such certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the city of Vancouver, British Columbia, to the order of the Company in payment in full of the subscription price of the Common Shares hereby subscribed for.

The undersigned hereby directs that the said Common Shares be issued as follows (Please print).:

NAME(S) IN FULL	ADDRESS(ES)*	NUMBER OF COMMON SHARES

* Note:  The Common Shares will not be registered or delivered to a United States address unless the undersigned has checked box 2 or box 3 below and satisfied the applicable requirements thereof.

(If securities are issued to a person other than the registered holder of the Warrant Certificate, the holder must pay to the Warrant Agent all eligible taxes and the signature of the holder must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program).

 Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed.

The undersigned (check applicable box):

1.

Hereby certifies that (i) it is not a U.S. person (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), the definition of

B-2

which includes, but is not limited to, any individual resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States, and any estate or trust of which any administrator, executor or trustee is a U.S. person), (ii) at the time of exercise it is not within the United States and it did not execute and deliver this subscription form in the United States, and (iii) it is not exercising any of the Warrants represented by this Warrant Certificate for or on behalf of any U.S. person.

2.

Is delivering herewith a written opinion of U.S. counsel (which must be in form and substance satisfactory to MIGENIX Inc.) to the effect that the exercise of the Warrants by the undersigned and the issuance of Common Shares to be delivered upon exercise thereof are not subject to the registration requirements of the 1933 Act or of the securities laws of any state of the United States.

3.

Hereby certifies that (i) it is an institutional accredited investor (that meets the criteria set forth in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act) (an “Institutional Accredited Investor”) that purchased the Warrants represented by this Warrant Certificate directly from MIGENIX Inc. for its own account, (ii) it is exercising the Warrants for its own account, and (iii) it is an Institutional Accredited Investor on the date of exercise of the Warrants.

Dated:

(Name of Purchaser)

By:

Name:
Title:

Address:

C-1

SCHEDULE “C”

TRANSFER FORM

TO:

MIGENIX Inc. c/o Pacific Corporate Trust Company 2nd Floor, 510 Burrard Street Vancouver, BC V6C 3B9 Attention: Securities Flow

For value received, the undersigned holder of Warrants hereby irrevocably sells, assigns and transfers unto the following transferees __________ Warrants of MIGENIX Inc. represented by the attached Warrant Certificate:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF WARRANTS

The undersigned hereby directs that the said Warrants be registered as follows (if different from above):

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF WARRANTS

 Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed.

C-2

Dated:

Signature Guaranteed

Signature of Warrantholder

Instructions:

1.

The signature of the Warrantholder must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program.

2.

The signature of the Warrantholder must be the signature of the person appearing on the face of the Warrant Certificate in every particular without alteration or enlargement or any change whatever.

3.

If the Transfer Form is signed by an executor, administrator, attorney or other legal representative, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent with signatures guaranteed in accordance with instruction 1 above.

4.

If the Warrant Certificate includes a restrictive legend relating to the United States Securities Act of 1933, as amended (the “1933 Act”), this Transfer Form must be accompanied by either (a) a completed and executed declaration for removal of legend in the form attached as Schedule “D” to the Warrant Indenture together with such additional evidence of exemptions as the Company may from time to time prescribe, which may include an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent or (b) an opinion of counsel or other evidence satisfactory to MIGENIX Inc. to the effect that such transfer is exempt from the registration requirements of the 1933 Act and applicable state securities laws.

D-1

SCHEDULE “D”
FORM OF DECLARATION FOR REMOVAL OF LEGEND

To:

Pacific Corporate Trust Company

as registrar and transfer agent

for Common Shares and Warrants of

MIGENIX Inc.

And to:

MIGENIX Inc.

The undersigned (a) acknowledges that the sale of the securities of MIGENIX Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “1933 Act”) and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.

Dated:

By:

Name:

Title: